UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2015 (August 6, 2015)

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio		44143
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (440) 461-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At a meeting on August 6, 2015, the Compensation Committee of the Board of Directors (the “Committee”) approved The Progressive Corporation Executive Separation Allowance Plan (2015 Amendment and Restatement) (the “Plan”). In addition to incorporating prior amendments, the former version of the Plan was amended to update the former change in control provisions thereof to more closely reflect the change in control provisions of The Progressive Corporation 2015 Equity Incentive Plan, which was approved by the company’s shareholders at the annual shareholders’ meeting held on May 15, 2015 and was described in our proxy statement for that meeting (the “2015 Equity Plan”). The definitions of a “change in control,” “good reason” and “cause” (or similar concepts) in the Plan now refer to the definitions for those terms in the 2015 Equity Plan. As a result of these amendments, if an event constitutes a change in control under the 2015 Equity Plan it will also constitute a change in control under the Plan. Following a change in control, a participant will be eligible for benefits under the Plan if, within 24 months after the change in control, his or her employment is involuntarily terminated (other than for cause) or he or she voluntarily terminates employment for good reason.

The Plan was also amended to terminate, on a change in control, the Company’s ability to withhold severance benefits based on a determination made after employment termination that the former employee violated the Company’s code of conduct. This amendment does not affect the Company’s ability to terminate an individual’s employment for cause (as defined in the Plan), including a material violation of the Company’s code of conduct.

The Plan is attached hereto as Exhibit 10.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) At a meeting on August 7, 2015, the Board of Directors approved revisions to the Company’s Code of Regulations to adopt a proxy access provision. The changes were effective immediately. A copy of the Company’s Code of Regulations, as so revised, is attached hereto as Exhibit 3.1. Following is a description of the changes to the Code of Regulations:

Proxy Access Provisions

A new Section 14 has been added to Article II of the Company’s Code of Regulations to permit an Eligible Shareholder who complies with the provisions of that Section to nominate one or more individuals for election to the Board of Directors at an annual shareholders’ meeting and to have the nomination included in the Company’s proxy statement for that meeting. These provisions, referred to in this description as the “proxy access provisions,” are summarized below:

•
An Eligible Shareholder is a record or beneficial owner (or group of up to 20 record and/or beneficial owners) who owns and has owned continuously for at least 3 years at least 3% of the outstanding shares of capital stock of the Company entitled to vote generally for the election of directors. The proxy access provision includes rules to determine whether a record or beneficial holder “owns” the capital stock of the company for purposes of these provisions, including the following:

◦	Only capital stock in which the shareholder has full economic interest and voting and investment rights will be considered “owned.”

◦
Capital stock subject to a short sale, borrowed by a shareholder or subject to certain derivative or other financial instruments that limit economic risk is not considered to be “owned” for purposes of the proxy access provisions.

◦
Capital stock that the shareholder owns but has loaned out will be counted as being “owned” continuously for the entire period of the loan only if the shareholder has had the power to recall the shares at all times and the shares are actually recalled prior to the applicable date that ownership is being tested.

◦	Two or more funds that are a part of the same family of funds or sponsored by the same employer will be treated as one owner.

◦	A shareholder cannot be a part of more than one group nominating individuals for any particular annual meeting.

•
The number of nominees that can be nominated under the proxy access provisions for any particular annual meeting cannot exceed one or 20% of the number of directors then in office (rounded down to the nearest whole number), whichever is greater, reduced by (a) the number of nominees for which the company has received nominations under Section 13 of Article II of the Company’s Code of Regulations (related to shareholder nominations for director that are not intended to be included in the Company’s proxy statement), (b) the number of directors or nominees that will be included in the proxy statement (as an unopposed (by the company) nominee) as a result of an agreement, arrangement or other understanding between the company and a shareholder, and (c) the number of directors then in office who were originally nominated and elected through the proxy access provisions and will again be included in the company’s proxy statement (except to the extent that any such director has served continuously for two terms as a nominee of the Board).

◦
If a vacancy on the Board occurs before the annual meeting of shareholders and the Board reduces the size of the Board in connection therewith, the number of nominees that can be nominated will be calculated based on the reduced number of directors then in office.

◦
If the Company receives more nominations under the proxy access provisions than are permitted, then the Eligible Shareholder with the largest stock ownership will be able to nominate one individual, and the Eligible Shareholder with the second largest stock ownership will be able to nominate one individual, and so on until the number of permitted nominations is reached.

•
The deadline for an Eligible Shareholder to submit a shareholder nomination under the proxy access provision is the same as the SEC’s deadline for the submission of shareholder proposals for inclusion in our proxy statement under Rule 14a-8 of the Exchange Act. With respect to the 2016 annual meeting of shareholders, the deadline is December 4, 2015. For any nomination to be timely under the proxy access provisions, the company must receive by the deadline the shareholder nomination and all required information and documentation described in the proxy access provisions.

•	The Eligible Shareholder is permitted to include with its proxy access notice a statement, not to exceed 500 words, in support of the director nominee for inclusion in the proxy statement.

•
If a nominee is nominated through the proxy access provision and is elected, the Eligible Shareholder that nominated that individual will not be eligible to nominate any other individual for election at the following two annual meetings (the Eligible Shareholder will be permitted to re-nominate the same individual who was elected).

•
If an individual who is nominated under the proxy access provisions withdraws from or becomes ineligible for election at the annual meeting, or does not receive at least 25% of the votes cast, then the nominee will not be eligible to be nominated under the proxy access provisions for the following two annual shareholders’ meetings.

•
An Eligible Shareholder must submit to the Company specified information and documentation regarding the Eligible Shareholder (including, if applicable, each shareholder comprising the group) and the nominee, including information and documentation intended to evidence compliance with the proxy access provisions, and must update the information at the times specified in the proxy access provisions. If requested by the Company, the director nominee will be required to provide a letter of resignation which will become effective if the Company determines that the nominating shareholder was not an Eligible Shareholder or that the nominating shareholder or the nominee did not comply with the proxy access provisions.

•
The Company will be permitted to exclude from the proxy statement or, if the proxy statement has already been filed, to disallow a nomination at the annual shareholders’ meeting of any nominee who is not independent under the NYSE rules or whose service as a director would violate or cause the company to violate its articles of incorporation or code of regulations, the NYSE rules or any statute, rule or regulation applicable to the Company. In addition, the Company is permitted to omit any information or statement in support of the nomination that it, in good faith, believes is materially false or misleading, omits material facts or would violate any applicable law or regulation.

Conforming Amendments

Section 8 of Article I was amended to clarify that a shareholder or the shareholder’s legal representative must be present at a shareholders’ meeting in order to make a proposal at the meeting and must comply with the provisions of that Section or Rule 14a-8 under the Exchange Act of 1934. In addition, the cross-reference to Section 13 of Article II (for procedures related to director nominations by shareholders) was expanded to refer to Sections 13 and 14 of Article II.

Section 13 of Article II was amended to clarify that a shareholder or the shareholder’s legal representative must be present at a shareholders’ meeting in order to nominate an individual for election as a director. In addition, the provision was amended to clarify that Section13 applies to nominations by shareholders who do not wish to include the nomination in the Company’s proxy statement and newly added Section 14 applies to nominations by shareholders who wish to include the nomination in the Company’s proxy statement.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

See exhibit index on page 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2015
THE PROGRESSIVE CORPORATION

By: /s/ Charles E. Jarrett
Name: Charles E. Jarrett
Title: Vice President, Secretary and
Chief Legal Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description
3	3.1	The Progressive Corporation Code of Regulations, as amended by the Board of Directors on August 7, 2015
10	10.1	The Progressive Corporation Executive Separation Allowance Plan (2015 Amendment and Restatement)